UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 13, 2013

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact Name of Registrant as Specified in its Charter)

Maryland (Sotherly Hotels Inc.)	001-32379 (Sotherly Hotels Inc.)	20-1531029 (Sotherly Hotels Inc.)
Delaware (Sotherly Hotels LP)	001-36091 (Sotherly Hotels LP)	20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. Francis Street

Williamsburg, Virginia 23185

(757) 229-5648

(Address, including Zip Code and Telephone Number, including Area Code, of Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Acquisition of Crowne Plaza Houston Downtown Hotel

On November 13, 2013, Sotherly Hotels LP (the “Operating Partnership”), the limited partnership through which Sotherly Hotels Inc., as sole general partner (the “Company” and, together with the Operating Partnership and subsidiaries of the Operating Partnership, “we” and “our”), owns its assets and conducts its operations, and the Operating Partnership’s wholly-owned subsidiary, Sotherly-Houston GP LLC, a Delaware limited liability company (“Sotherly-Houston”), entered into contracts (as described below, collectively, the “Purchase Agreements”) to acquire 100% of the partnership interests of Houston Hotel Associates Limited Partnership, L.L.P., a Virginia limited liability partnership (“HHA”) for aggregate consideration of approximately $30.65 million in cash, plus an additional amount for HHA’s working capital as of the closing date, and the issuance to MHI Hotels, L.L.C., a Virginia limited liability company (“MHI Hotels”), of 32,929 units of limited partnership interests in the Operating Partnership (the “HHA Acquisition”). HHA is the sole owner of the entity that indirectly owns a 259-room hotel in Houston, Texas known as the Crowne Plaza Houston Downtown Hotel (the “Hotel”). The transaction includes approximately 1.438 acres of land located in Houston, Texas, the improvements located thereon consisting of the Hotel, all personal property and equipment owned by the entity that owns the Hotel and all permits and licenses owned or transferable by that entity as described in the Purchase Agreements.

Pursuant to the General Partnership Interest Sale and Purchase Agreement (the “HHA GP Interest Agreement”), entered into between Sotherly-Houston and Boston Resources Limited on November 13, 2013, Sotherly-Houston purchased from Boston Resources Limited its 99% general partnership interest in HHA for a purchase price of approximately $30.65 million, plus an additional amount for HHA’s working capital as of the closing date. The Operating Partnership is the sole member of Sotherly-Houston. The HHA GP Interest Agreement is attached to this current report on Form 8-K as Exhibit 10.44 and is incorporated by reference herein.

Pursuant to the Exchange Agreement (the “HHA LP Interest Agreement”), entered into between the Operating Partnership and MHI Hotels on November 13, 2013, the Operating Partnership purchased from MHI Hotels its 1% limited partnership interest in HHA in exchange for 32,929 units of limited partnership interests in the Operating Partnership, such units being equivalent to approximately $153,636.36 as determined by a formula set forth in the HHA LP Interest Agreement. The HHA LP Interest Agreement is attached to this current report on Form 8-K as Exhibit 10.45 and is incorporated by reference herein.

The foregoing summary description of the Purchase Agreements and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Purchase Agreements.

Material Relationships Aspect of the Transaction

MHI Hotels was the sole limited partner of HHA and held 1% of the total partnership interests of HHA (the “HHA LP Interest”). The indirect equity owners of MHI Hotels include the Company’s Chief Executive Officer, Andrew M. Sims, and a member of the Company’s Board of Directors, Kim E. Sims. The Operating Partnership acquired the HHA LP Interest from MHI

Hotels in exchange for limited partnership interests in the Operating Partnership. MHI Hotels Services LLC manages the operations of the Hotel pursuant to a management agreement, dated June 1, 1999, with the entity that owns the Hotel. The current term of the management agreement runs through June 1, 2014, but may be extended for an additional five-year period.

Boston Resources Limited is an affiliate of the Cheong Family which owns units in the Operating Partnership and shares of the Company’s common stock.

Entry into Mortgage Loan Agreement

On November 13, 2013, we entered into a Loan Agreement and other loan documents to secure a $21.5 million mortgage (the “Mortgage Loan”) on the Hotel with Mutual of Omaha Bank.

Pursuant to the loan documents, the Mortgage Loan:

•	has a maturity date of April 12, 2016, with an option to extend the loan for 18 months and an option to extend the loan for an additional 12 months, each option subject to certain criteria;

•	carries a fixed interest rate of 4.5% amortized on a 25-year schedule;

•	is subject to prepayment penalties if the loan is prepaid during the first 24 months; and

•	is guaranteed by the Company.

The loan proceeds were used to finance the HHA Acquisition, including the pay off of an existing mortgage loan held by Boston Resources Limited.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 13, 2013, we completed the HHA Acquisition. The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 14, 2013, the Company issued a press release announcing the acquisition of the Crowne Plaza Houston Downtown Hotel, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a) Exhibits

10.44	General Partnership Interest Sale and Purchase Agreement between Boston Resources Limited and Sotherly-Houston GP LLC, dated as of November 13, 2013.

10.45	Exchange Agreement between MHI Hotels, L.L.C. and Sotherly Hotels LP, dated as of November 13, 2013.

99.1	Press Release dated November 14, 2013 announcing the acquisition of the Crowne Plaza Houston Downtown Hotel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2013

SOTHERLY HOTELS INC.

By:	/s/ Andrew M. Sims
Andrew M. Sims
Chief Executive Officer

SOTHERLY HOTELS LP

by its General Partner,
SOTHERLY HOTELS INC.

By:	/s/ Andrew M. Sims
Andrew M. Sims
Chief Executive Officer

Exhibit List

10.44	General Partnership Interest Sale and Purchase Agreement between Boston Resources Limited and Sotherly-Houston GP LLC, dated as of November 13, 2013.

10.45	Exchange Agreement between MHI Hotels, L.L.C. and Sotherly Hotels LP, dated as of November 13, 2013.

99.1	Press Release dated November 14, 2013 announcing the acquisition of the Crowne Plaza Houston Downtown Hotel.